FIRST EAGLE SOGEN FUNDS, INC.

                         First Eagle SoGen Global Fund
                        First Eagle SoGen Overseas Fund
                          First Eagle SoGen Gold Fund
                         First Eagle SoGen Money Fund

                          1345 Avenue of the Americas
                           New York, New York 10105
                                (800) 334-2143

                   CUMULATIVE SUPPLEMENT DATED MARCH 1, 2000
                      TO PROSPECTUS DATED AUGUST 1, 1999.


Fund Name Changes. The names of the Company and of each Fund have been changed. The Company, SoGen Funds, Inc. has been renamed First Eagle SoGen Funds, Inc. SoGen International Fund has been renamed First Eagle SoGen Global Fund ("Global Fund") in order to reflect the "global" aspect of the fund's investments in both U.S. and international securities. In addition, SoGen Overseas Fund has been renamed First Eagle SoGen Overseas Fund ("Overseas Fund"), SoGen Gold Fund has been renamed First Eagle SoGen Gold Fund ("Gold Fund") and SoGen Money Fund has been renamed First Eagle SoGen Money Fund ("Money Fund") (each a "Fund" and collectively, the "Funds").

New Investment Advisory Arrangements. As approved by the shareholders of each Fund at a Special Meeting of Shareholders held on December 22, 1999, Arnhold and
S. Bleichroeder Advisers, Inc. ("ASB Advisers") became the investment adviser to each of the Funds effective as of December 31, 1999 under a contract that is substantially identical to the Funds' prior advisory contract with Socie'te' Ge'ne'rale Asset Management Corp. ("SGAM Corp."), except that each Fund now pays accrued advisory fees on a monthly basis, rather than a quarterly basis. ASB Advisers is a wholly-owned subsidiary of Arnhold and S. Bleichroeder, Inc. ("A&SB"), a privately owned investment firm that, on December 31, 1999, acquired 80.1% of the outstanding equity securities of the Funds' prior investment adviser. Mr. Jean-Marie Eveillard, Chief Executive Officer of SGAM Corp. and owner of the remaining 19.9% of the equity of SGAM Corp., has entered into an agreement with A&SB providing for the eventual sale of his shares of SGAM Corp. to A&SB in three installments over a period of approximately eight years.

The primary investment management team of SGAM Corp., including Jean-Marie Eveillard, has joined ASB Advisers and will continue to manage the portfolios of the Funds. The investment objectives and policies of each Fund have remained unchanged.

Effective March 1, 2000, the Board of Directors approved A&SB as the distributor and principal underwriter for the Funds. The address of ASB Advisers and A&SB is 1345 Avenue of the Americas, New York, New York 10105.

The disclosure in the Prospectus under "Management of the Company -- Investment Adviser" on page 15 is replaced in its entirety to read as follows:

Effective December 31, 1999, the adviser of the Company is ASB Advisers, a wholly owned subsidiary of A&SB. A&SB is the successor firm of two German banking houses -- Gebr. Arnhold founded in Dresden in 1864 and S. Bleichroeder founded in Berlin in 1803. The firm moved to New York City in 1937 and conducts its activities under the current name of Arnhold and S. Bleichroeder, Inc. A&SB uses its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients throughout the world.

ASB Advisers is responsible for the continuous supervision and management of the Funds under the direction of the Funds' Board of Directors. The advisory fee rates paid by each of the Funds to ASB Advisers are the same annual rates as the Funds paid to SGAM Corp., the Funds' former investment adviser. For the fiscal year ended March 31, 1999, Global Fund paid advisory fees equal to 1% of the first $25 million and 0.75% of the amount in excess of $25 million of its average daily net asset value and Overseas Fund, Gold Fund and Money Fund paid advisory fees equal to 0.75%, 0.75% and 0.40%, respectively, of their average daily net asset values.

The disclosure in the Prospectus under "Distribution Arrangements" on page 16 is replaced in its entirety to read as follows:

The Funds' shares are offered, in states and countries in which such offer is lawful, to investors either through selected securities dealers or directly by A&SB, the Funds' principal underwriter. Class A shares of Global Fund and Overseas Fund and shares of Gold Fund are subject to a sales charge that is described under "How to Invest -- How to Purchase Shares -- Public Offering Price," below.

Global Fund, Overseas Fund and Gold Fund have adopted Distribution Plans and Agreements pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Global Fund, Overseas Fund and Gold Fund pay A&SB a monthly distribution related fee at an annual rate of 0.25% of the average daily net asset value attributable to class A shares. A&SB is obligated to use the amounts received under the Plans for payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors. A&SB bears distribution expenses to the extent they are not covered by payments under the Plans. Any distribution expenses incurred by A&SB in any fiscal year of a Fund that are not reimbursed from payments under the Plans accrued in such fiscal year will not be carried over for payment under the Plans in any subsequent year. Class I shares and shares of Money Fund do not participate in the Plans and are not charged with any portion of the payments made under the Plans. Because the fees are paid out of Fund assets on an on-going basis, over time these fees will increase the cost of an investment in the Funds and may ultimately cost more than paying other types of sales charges.

The disclosure in the Prospectus "Fees and Expenses" on pages 7 and 8 is replaced in its entirety to read as follows:

Effective April 1, 2000, Global Fund, Overseas Fund and Gold Fund will change the sales charge schedule for Class A shares. The following information is designed to help you understand the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                               Global Fund                 Overseas Fund
                                           ---------------------        ----------------------        Gold           Money
                                           Class A       Class I        Class A       Class I         Fund            Fund
                                           --------      -------        --------      --------        -----          -----
Shareholder Fees

Maximum Sales Charge (Load)
 on purchases as a percentage
 of offering price ..................        5.00%         None           5.00%         None          5.00%          None

Maximum deferred sales charge
 (Load) as a percentage of the
 lesser of your purchase or
 redemption price ...................        None          None           None          None          None           None

Redemption Fees* ....................        None          None           None          None          None           None

Annual Fund Operating
 Expenses

Management Fees .....................        0.75%         0.75%          0.75%         0.75%         0.75%          0.40%

Distribution (12b-1) Fees** .........        0.25%         None           0.25%         None          0.25%          None

Other Expenses ......................        0.23%         0.26%          0.29%         0.28%         0.62%          0.29%
                                            -----         -----          -----         -----         -----          -----
Total Fund Operating Expenses .......        1.23%         1.01%          1.29%         1.03%         1.62%          0.69%***
                                            =====         =====          =====         =====         =====          ======

----------
  * Certain fees may be deducted from proceeds redeemed through a bank wire. ** Some of the Funds have adopted a Rule 12b-1 plan which allows those Funds to pay distribution fees for the sale and distribution of their shares. The annual distribution expenses for Class A shares of those Funds is 0.25% of the average net assets of the shares of Class A. Because these fees are paid out of each of those Fund's assets on an on-going basis, the distribution expenses you pay over time will increase the cost of your investment and may total more than the maximum sales charge permissible if imposed entirely as an initial sales charge.
*** The investment adviser, voluntarily agreed to limit the total expenses of Money Fund (excluding interest, taxes, brokerage and extraordinary expenses) to an annual rate of 0.75% of the Fund's average net assets until July 31, 2000.

Example

This Example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and that a Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

                               1 Year     3 Years     5 Years     10 Years
                               ------     -------     -------     --------
Global Fund       Class A       $619        $871      $1,142      $1,914
                  Class I       $103        $322      $  558      $1,236
Overseas Fund     Class A       $625        $889      $1,172      $1,979
                  Class I       $105        $328      $  569      $1,259
Gold Fund                       $657        $986      $1,337      $2,326
Money Fund                      $ 70        $221      $  384      $  859

The paragraph under the heading "Investment Objective, Principal Investment Strategies, and Related Risks -- International Fund Investment Objective and Policies" on page 9 of the Prospectus is corrected to read in its entirety as follows:

Global Fund's investment objective is to provide long-term growth of capital. In seeking to achieve this objective, Global Fund will normally invest its assets primarily in common stocks (and in securities convertible into common stocks) of United States and foreign companies. However, Global Fund reserves the right to invest a portion of its assets in fixed-income securities (including lower-rated securities) of domestic or foreign issuers which, in addition to the income they may provide, appear to offer potential for long-term growth of capital. When deemed appropriate by Global Fund's investment adviser for short-term investment purposes, Global Fund may hold a portion of its assets in short-term debt instruments including commercial paper and certificates of deposit.

The disclosure in the Prospectus under "How to Purchase Shares" on page 17 is replaced in its entirety to read as follows:

The minimum initial and subsequent investment amounts generally required for each Fund and each class of shares within a Fund are listed in the table below:

                               Minimum Initial Investment     Minimum Subsequent Investment
                               ----------------------------   ------------------------------
Global Fund and Overseas Fund
  Class A                               $1,000                        $100
  Class I                               $1 million                    $100
Gold Fund (Class A)                     $1,000                        $100
Money Fund                              $1,000                        $100

The current value of a shareholder's account in any of the Funds may qualify for purposes of meeting the minimum investment amount for Class I shares. The minimum may be waived for Class I shares for sponsors of 40l(k) Plans and wrapped fee programs if approved by A&SB, the Funds' principal underwriter.

The Automatic Investment Program and Automatic Exchange Program each require a minimum initial investment of $100 per Fund (see "Shareholder Services") and an account with the Money Fund that is opened by an exchange (see "Shareholder Services -- Exchange Privilege") requires a minimum investment of $1,000. "Starter" checks and third party checks will not be accepted for purposes of opening a new account. The Funds reserve the right to waive the initial minimum investment amounts, at the discretion of A&SB, for certain investors, including Fund employees and directors and officers of ASB Advisers and A&SB.

A Fund's shares may be purchased through authorized dealers or through A&SB. A completed and signed application is required for the initial account opening with the Funds. If there is no application accompanying this Prospectus, please call (800) 334-2143 to obtain one. A&SB and the Funds reserve the right to reject or to limit the purchase of a Fund's shares.

The disclosure in the Prospectus under "Purchase through Dealers" on pages 17 and 18 is replaced in its entirety to read as follows:

Investors may purchase a Fund's shares through selected securities dealers with whom A&SB has sales agreements. A prospective investor may obtain additional New Account Applications from such authorized dealers. For a list of authorized dealers, please contact A&SB at (212) 698-3000. Authorized dealers and financial service firms are responsible for promptly transmitting purchase orders to A&SB, the Funds' principal underwriter.

The disclosure in the Prospectus under "Public Offering Price" on pages 18 and 19 is replaced in its entirety to read as follows:

Effective April 1, 2000, the public offering price at which transactions will be effected will be equal to the net asset value per share plus, in the case of Class A shares of Global Fund, Overseas Fund and Gold Fund, a sales charge as described below. The net asset value per share of Money Fund is expected to remain constant at $1.00 per share. Orders for shares received by DST prior to the close of trading on the NYSE, or orders received by dealers prior to such time and transmitted to A&SB prior to the latter's close of business, will be effected based on the net asset value determined as of the close of trading on the NYSE that day. Net asset value per share is calculated as set forth under "Net Asset Value" below. Class I shares and shares of the Money Fund are not subject to sales charges. The sales charges applicable to Class A shares currently in effect are as follows:

                                            Sales Charge as a percentage of         Dealer Allowance
                                        --------------------------------------     as a percentage of
Class A Shares Dollars Invested         Offering Price     Net Amount Invested       Offering Price
-------------------------------         --------------     -------------------     ------------------
 Less than $50,000                            5.00%                5.26%                  4.50%
 $50,000 but less than $100,000               4.50                 4.71                   4.00
 $100,000 but less than $250,000              3.75                 3.90                   3.25
 $250,000 but less than $500,000              2.75                 2.83                   2.50
 $500,000 but less than $1,000,000            1.75                 1.78                   1.50
 $1,000,000 or more                           none                 none                   none

For the next twelve months, shareholders who owned Class A shares of Global Fund, Overseas Fund and Gold Fund on February 28, 2000 may continue to purchase shares pursuant to the following schedule:

                                            Sales Charge as a percentage of         Dealer Allowance
                                        --------------------------------------     as a percentage of
Class A Shares Dollars Invested         Offering Price     Net Amount Invested       Offering Price
-------------------------------         --------------     -------------------     ------------------
 Less than $25,000                            3.75%                3.90%                  3.35%
 $25,000 but less than $50,000                3.25                 3.35                   2.85
 $50,000 but less than $100,000               2.75                 2.83                   2.35
 $100,000 but less than $500,000              2.00                 2.04                   1.60
 $500,000 but less than $1,000,000            1.00                 1.01                   0.80
 $1,000,000 and over                          0.00                 0.00                   0.00

Sales charges applicable to persons residing in countries outside the United States may vary from those listed above.

A&SB reallows discounts to selected dealers with whom it has sales agreements and is entitled to retain the balance over dealer discounts. A&SB may from time to time reallow the entire sales load, and may provide additional promotional incentives, to dealers selling a Fund's shares. Such additional promotional incentive may include financial assistance in connection with pre-approved conferences or seminars, sales or training programs for invited sales personnel and payment for travel expenses for such seminars or training programs. In some instances the entire reallowance or incentives may be offered only to certain dealers which have sold or may sell significant amounts of a Fund's shares. Authorized dealers to whom substantially the entire sales charge is reallowed may be deemed to be underwriters as that term is defined under the Securities Act of 1933. A&SB intends to reallow 100% of sales charge through May 31, 2000.

A&SB may from time to time pay a concession to a dealer which employs a registered representative whose client invests in a Fund. Such amount will be paid from the resources of A&SB.

The disclosure in the Prospectus under "Reinstatement Privilege" on page 21 is replaced in its entirety to read as follows:

Through February 29, 2001, any investor who had redeemed shares of a SoGen Fund since February 1, 1998 may reinvest in Class A shares of the Global Fund, Overseas of Gold Fund at net asset value without a sales charge. The investor or the investor's broker must inform A&SB at the time the order for the purchase is placed and must provide a copy of the investor's prior account statement showing the investment or redemption.

A&SB may waive the front-end sales charge for investors who purchase Class A shares with the proceeds from a redemption of another "load" mutual fund of Class A shares of one of the Funds made within 60 days of the purchase. The investor or the investor's broker must inform A&SB at the time the order for the purchase is placed and must provide a copy of the investor's prior account statement showing the investment or redemption.